Exhibit 10.1

SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT (“Amendment”), dated effective as of May 26, 2011, is made and entered into by and among WHOLE FOODS MARKET, INC. (the “Company”), a Texas corporation, the lenders which are now or hereafter parties thereto (each, together with its successors and assigns, a “Lender” and collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., a national banking association formerly known as JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Company, the Agent and the Lenders are parties to a Revolving Credit Agreement dated as of August 28, 2007, as previously amended pursuant to the terms of the that certain First Amendment of Revolving Credit Agreement dated as of June 2, 2008, by and among the Company, the Agent and the Lenders (hereinafter referred to as the “Credit Agreement”); and

WHEREAS, in connection with (a) the deletion of the Company’s requirement to use commercially reasonable efforts to maintain a corporate family (or equivalent) rating from Moody’s and (b) the corresponding changes to the Applicable Commitment Fee Percentage and Applicable Margin pricing grids, the Agent, the Lenders and the Company have agreed, on the terms and conditions herein set forth, that the Credit Agreement be further amended in certain respects.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, the Company, the Agent and the Lenders do hereby agree as follows:

Section 1.    General Definitions.  Capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

Section 2.    Amendment of Applicable Commitment Fee Percentage and Applicable Margin Definitions.  The definitions of in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

“Applicable Commitment Fee Percentage” shall mean with respect to any Loan on any date of determination, the applicable rate per annum for the corresponding rating of the Company’s S&P corporate family rating, and determined in accordance with the following grid:

S&P Rating	Percentage (Per Annum)
BB+ or higher	0.25%
BB	0.275%
BB-	0.325%
Otherwise	0.375%

To the extent that S&P at any time fails to maintains a corporate family (or equivalent) rating of the Company, the Applicable Commitment Fee Percentage shall be based on the “Otherwise” category in the above pricing grid unless and until S&P thereafter reinstitutes its corporate family (or equivalent) rating of the Company.

“Applicable Margin” shall mean with respect to any Loan on any date of determination, the applicable rate per annum for the corresponding rating of the Company’s S&P corporate family rating, and determined in accordance with the following grid:

S&P Rating	LIBOR Margin (Per Annum)	ABR Margin (Per Annum)
BB+ or higher	1.375%	0.375%
BB	1.50%	0.50%
BB-	1.625%	0.625%
Otherwise	1.875%	0.875%

To the extent that S&P at any time fails to maintains a corporate family (or equivalent) rating of the Company, the Applicable Margin shall be based on the “Otherwise” category in the above pricing grid unless and until S&P thereafter reinstitutes its corporate family (or equivalent) rating of the Company.

Section 3.    Deletion of Obligation to Utilize Commercially Reasonable Effort to Maintain Moody’s Rating.   Section 5.15 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

Section 5.15  Maintenance of S&P Rating.  The Company shall use commercially reasonable efforts to maintain a corporate family (or equivalent) rating from S&P.

Section 4.    Representations and Warranties.  The Company represents and warrants to the Agent and the Lenders that the representations and warranties contained in Section 4 of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date.  The Company hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default.  Additionally, the Company hereby represents and warrants to the Agent and the Lenders that the resolutions or authorizations of the Board of Directors (or other governing parties) of the Company and its Subsidiaries which are set out in the following described Secretary’s Certificates or Authorizations remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked:

(a)           That certain Secretary’s Certificate dated on or about August 28, 2007, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc.; and

(b)           Those certain Secretary’s Certificates dated on or after August 28, 2007, executed and delivered to the Agent by the Secretary or Assistant Secretary of each of the Subsidiaries of the Company which are set forth below in this Amendment and have executed a Joinder of Guarantor Subsidiaries.

Section 4.    Limitations.  The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein.  Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect.  In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

Section 5.    Payment of Expenses.  The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent and each of the Lenders harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Agent and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the Loan Documents.  The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

Section 6.    Descriptive Headings, etc.  The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 7.    Entire Agreement.  This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

Section 8.    Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.  Complete sets of counterparts shall be lodged with the Company and the Agent.

Section 9.    References to Credit Agreement.  As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term “Agreement” shall mean the Credit Agreement, as amended by this Amendment.

Section 10.  Jurisdiction; Governing Law; Etc.

(a)               Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment or any of the other Loan Documents in the courts of any jurisdiction.

(b)           EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d)           EACH OF THE COMPANY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

WHOLE FOODS MARKET, INC.
a Texas corporation, as Borrower

By:
Glenda Flanagan
Executive Vice President

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as Agent and as a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Lender

By:
Name:
Title:

WELLS FARGO BANK, N.A,
as a Lender

By:
Name:
Title:

BNP PARIBAS,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

US BANK, N.A.,
as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

JOINDER OF GUARANTOR SUBSIDIARIES

The undersigned Guarantors (a) acknowledge and consent to the execution of the foregoing Amendment, (b) confirm that the Guaranties and Security Agreements previously executed or joined in by each of the undersigned Guarantors apply and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement or any other Loan Documents, notwithstanding the execution and delivery of this Amendment by the Company, the Agent and each of the Lenders, and (c) acknowledge that without this consent and confirmation, the Banks and the Agent would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing Amendment.

186 THIRD STREET BROOKLYN NY, LLC,
a Delaware limited liability company
190-220 THIRD STREET STORE BROOKLYN NY, LLC, a Delaware limited liability company
ALTON ROAD MIAMI FL, LLC,
a Delaware limited liability company
DELK ROAD BRASELTON GA, LLC,
a Delaware limited liability company
FRANKLIN & SOMERSET PORTLAND ME, LLC,
a Delaware limited liability company
GBD PROPERTIES, INC.,
a Delaware corporation
HYDRAULIC ROAD CHARLOTTESVILLE VA, LLC,
a Delaware limited liability company
LEDGE ROAD DARIEN CT, LLC,
a Delaware limited liability company
MAIN STREET ROYAL OAK MI, LLC,
a Delaware limited liability company
RAY ROAD CHANDLER AZ, LLC,
a Delaware limited liability company
SEA VIEW AVENUE CONCH KEY FL, LLC,
a Delaware limited liability company
SHARON ROAD CHARLOTTE NC, LLC,
a Delaware limited liability company
SPRINGFIELD AVENUE MILLBURN NJ, LLC,
a Delaware limited liability company
TUNNEL ROAD ASHEVILLE NC, LLC,
a Delaware limited liability company
VENTURA BOULEVARD SHERMAN OAKS CA, LLC,
a Delaware limited liability company
WAUGH DRIVE HOUSTON TX, LLC,
a Delaware limited liability company

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

WFM GIFT CARD, LLC,
a Virginia limited liability company
WFM PRIVATE LABEL MANAGEMENT, INC.,
a Delaware corporation
WFM PROPERTIES CHESHIRE, LLC,
a Delaware limited liability company
WFM PROPERTIES GLENDALE, LLC,
a Delaware limited liability company
WFM PROPERTIES MANAGEMENT, INC.,
a Delaware corporation
WFM PROPERTIES SAN JOSE, LLC,
a Delaware limited liability company
WFM PROPERTIES SCOTTSDALE, LLC,
a Delaware limited liability company
WFM PURCHASING MANAGEMENT, INC.,
a Delaware corporation
WFM SELECT FISH, INC.,
a Delaware corporation
WHOLE FOODS MARKET FINANCE, INC.,
a Delaware corporation
WHOLE FOODS MARKET PROCUREMENT, INC.,
a Delaware corporation
WHOLE FOODS MARKET SERVICES, INC.,
a Delaware corporation

By:
Glenda Flanagan, President

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

ALLEGRO COFFEE COMPANY,
a Colorado corporation
THE SOURDOUGH, A EUROPEAN BAKERY, INC.,
a Texas corporation

By:
Glenda Flanagan, Vice President

2118 ABRAMS ROAD, L.P.,
a Texas limited partnership
601 NORTH LAMAR AND SIXTH STREET, L.P.,
a Texas limited partnership
LAKE POINTE VILLAGE SUGAR LAND, L.P.,
a Texas limited partnership
MOPAC AND BRAKER, L.P.,
a Texas limited partnership
PRESTON ROAD AND FOREST LANE, L.P.,
a Texas limited partnership
WFM PROPERTIES, L.P.,
a Texas limited partnership

By:	WFM Properties Management, Inc., a Delaware corporation, General Partner

By:
Glenda Flanagan, President

WFM PRIVATE LABEL, L.P.,
a Delaware limited partnership

By:	WFM Private Label Management, Inc., a Delaware corporation, General Partner

By:
Glenda Flanagan, President

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

WFM PURCHASING, L.P.,
a Delaware limited partnership

By:	WFM Purchasing Management, Inc., a Delaware corporation, General Partner

By:
Glenda Flanagan, President

NATURE’S HEARTLAND, INC.,
a Massachusetts corporation
WFM BEVERAGE CORP.,
a Texas corporation
WFM BEVERAGE HOLDING COMPANY,
a Texas corporation
WFM IP MANAGEMENT, INC.,
a Delaware corporation
WHOLE FOODS MARKET GROUP, INC.,
a Delaware corporation
WHOLE FOODS MARKET ROCKY MOUNTAIN/ SOUTHWEST I, INC., a Delaware corporation

By:
Roberta Lang, President

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

MRS. GOOCH’S NATURAL FOOD MARKETS, INC.,
a California corporation
WFM HAWAII, LLC,
a Hawaii limited liability company
WFM INTERMEDIARY NEW ENGLAND ENERGY, LLC, a Delaware limited liability company
WFM NORTHERN NEVADA, INC.,
a Delaware corporation
WHOLE FOOD COMPANY, INC.,
a Louisiana corporation
WHOLE FOODS MARKET CALIFORNIA, INC.,
a California corporation
WHOLE FOODS MARKET PACIFIC NORTHWEST, INC., a Delaware corporation

By:
Roberta Lang, Vice President

WHOLE FOODS MARKET IP, L.P.,
a Delaware limited partnership

By:	WFM IP Management, Inc., a Delaware corporation, General Partner

By:
Roberta Lang, President

WFM COBB PROPERTY INVESTMENTS, LLC,
a Delaware limited liability company

By:	WHOLE FOODS MARKET GROUP, INC., a Delaware corporation, sole Member

By:
Roberta Lang, President

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

WHOLE FOODS MARKET ROCKY MOUNTAIN/ SOUTHWEST, L.P., a Texas corporation

By:	WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST I, INC., a Delaware corporation, General Partner

By:
Roberta Lang, President

WHOLE FOODS MARKET DISTRIBUTION, INC.,
a Delaware corporation

By:
Roberta Lang, Vice President

WFM PROCUREMENT INVESTMENTS, INC.,
a Delaware corporation
WFM PROPERTIES HOLDINGS, INC.,
a Delaware corporation
WFM PROPERTIES INVESTMENTS, INC.,
a Delaware corporation

By:
Roberta Lang, Vice President

WFM IP INVESTMENTS, INC.,
a Delaware corporation
WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC.,
a Delaware corporation

By:
Roberta Lang, President

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

WFM SOUTHERN NEVADA, INC.,
a Delaware corporation

By:
Patrick Bradley, Vice President

WFM - WO, INC., a Delaware corporation

By:
Roberta Lang, President

WHOLE FOODS MARKET - WO, INC.,
a British Columbia corporation

By:
Roberta Lang, President

WFM STRATEGIC INVESTMENTS, INC.,
a Delaware corporation

By:
Roberta Lang, President

SIGNATURE PAGE(S) TO SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT